UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 11, 2007

                            THE GOLDFIELD CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              1-7525                            88-0031580
    (Commission File Number)        (I.R.S. Employer Identification No.)

      1684 W. Hibiscus Boulevard, Melbourne, Florida         32901
         (Address of Principal Executive Offices)          (Zip Code)

                                 (321) 724-1700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Table of Contents

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year Signature

Exhibit Index

Exhibit 3-1 - Amended and Restated By-Laws of The Goldfield Corporation, effective December 11, 2007


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 11, 2007, the Board of Directors of The Goldfield Corporation ("Goldfield" or the "Company") approved the action of the Compensation Committee of the Board of Directors with regard to the compensation of Stephen R. Wherry, Senior Vice President, Treasurer and Chief Financial Officer of Goldfield, a named executive officer of the Company. Effective January 1, 2008, Mr. Wherry's base salary will be increased from $197,500 by an amount equal to the percentage increase over the preceding twelve months in the Consumer Price Index for all urban consumers, once announced in January, 2008.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On December 11, 2007, pursuant to the authority provided by the Company's certificate of incorporation, the Company's Board of Directors adopted certain amendments to the Company's by-laws (as amended and restated, the "Restated By-Laws"). The Restated By-Laws, which are effective immediately, revise Article VI thereof to expressly provide for the issuance and transfer of uncertificated shares. This revision was made in order to satisfy the new requirements of American Stock Exchange Rule 778 and Section 135 of the American Stock Exchange Company Guide, which require listed securities to be direct registration system ("DRS") eligible by January 1, 2008. DRS permits an investor's ownership to be recorded and maintained on the issuer's (or its transfer agent's) books and records without the issuance of a physical stock certificate. Previously, the Company's by-laws required that all shares of the Company be certificated.

          The above summary of the revisions to the Company's by-laws is qualified in its entirety by reference to the Restated By-Laws, a copy of which is filed as Exhibit 3-1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

    (c)Exhibits.

Number            Description
------            -----------

Exhibit 3-1 Amended and Restated By-Laws of The Goldfield Corporation, effective December 11, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE GOLDFIELD CORPORATION


                                   By:   /s/ Stephen R. Wherry
                                       ----------------------------------------
                                   Name:  Stephen R. Wherry
                                   Title: Senior Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer



Dated:  December 17, 2007

                                  Exhibit Index

Number            Description
------            -----------

Exhibit 3-1 Amended and Restated By-Laws of The Goldfield Corporation, effective December 11, 2007